May 30, 2002

Exabyte Corporation
1685 38th Street
Boulder, CO 80301

     Re:     Investment in Exabyte's Series I Preferred Stock

Ladies and Gentlemen:

This Letter shall confirm my agreement to purchase from you, and your agreement to sell to me, 1,200,000 shares of Exabyte's Series I Preferred Stock (the "Series I Preferred") for $1.00 per share with the same rights and subject to the same terms and conditions agreed to by the Purchasers under that certain Series I Preferred Stock Purchase Agreement, dated as of May 17, 2002, by and among Exabyte Corporation and certain Purchasers listed on Schedule A thereto (the "Agreement"). Capitalized terms used herein and not defined herein shall have the meanings set forth in the Agreement.

In addition, this Letter and my obligation to purchase Series I Preferred shall become null and ineffective if prior to the Subsequent Closing Exabyte terminates me as President and Chief Executive Officer of Exabyte. This Letter and your and my obligations are subject to approval of this Letter as provided below by each of the Purchasers of Series I Preferred under the Agreement.

You and I agree that I am an additional Purchaser under the Agreement. I agree to be bound by and subject to the terms, conditions, obligations and other agreements as a Purchaser under the Agreement. In addition, I have read and understand the representations and warranties of the Purchasers in the Agreement, and I hereby represent and warrant to you that each of such representations and warranties is true as of the date of this letter with respect to me and my investment in the Series I Preferred.

You agree to sell to me the 1,200,000 shares of Series I Preferred for $1,200,000 in accordance with the terms, conditions, obligations and other agreements applicable to you under the Agreement as if I were an original signatory to the Agreement. I will purchase and you will sell to me all such shares at the Subsequent Closing.

Very truly yours,

/s/ Tom Ward
Name:	Tom Ward
Address:	2300 75th St.
Boulder, CO 80301

Agreed and accepted:

EXABYTE CORPORATION
/s/ Craig G. Lamborn
By: Craig G. Lamborn
Its: V.P. of Finance

Approval by Purchasers

 The undersigned hereby:

     --     approve of the addition of Tom Ward to the Agreement as provided above; and

     --     agree that Tom Ward shall have all the rights and obligations applicable to a Purchaser, as the same are set forth in the Agreement.

ACCEPTED AND APPROVED:

State of Wisconsin Investment Board

By:
Name:
Title:
Address:
121 East Wilson Street
Madison, WI 53702
Facsimile: (608) 266-2436

Meritage Private Equity Fund, L.P.
Meritage Private Equity Parallel Fund, L.P
Meritage Entrepreneurs Fund, l.p.

By Meritage Investment Partners, LLC
General Partner

By:
Name:
Title:
Address:
1600 Wynkoop Street, Suite 300
Denver, Colorado 80202
Facsimile: (303) 352-2050

Crestview Capital Fund, LP
Crestview Capital Fund II, LP
Crestview Capital Offshore Fund, Inc.

By  Kingsport Capital Partners, LLC
General Partner

By:
Name:
Title:
Address:
95 Revere Drive
Northbrook, Illinois
Facsimile: (847) 559 5807

Valley Ventures II, L.P.

By VV II Management, L.L.C.
General Partner

By:
Name:
Title:
Address:
6720 N. Scottsdale Road, Suite 280
Scottsdale, Arizona 85253
Facsimile: (480) 661 6262

Millennial Holdings LLC
The Millennial Fund
Tankersley Family Limited Partnership

By G. Jackson Tankersley, Jr.

By:
Name:
Title:
Address:
1600 Wynkoop Suite 300
Denver, CO 80202
Facsimile: (303) 352 2050

Hexagon Investments LLC
Grandhaven LLC
Legacy Enterprises LLC
Labyrinth Enterprises LLC

By: Hexagon Investments, Inc.
Manager

By:
Name:
Title:
Address:
Larimer Square
1407 Larimer Street, Suite 300
Denver, CO 80202
Facsimile: (303) 571 1221

Allen Builder

By:
Name:
Title:
Address:
Builder Investment Group, Inc
5 Piedmont Center, Suite 700
Atlanta, GA 30305
Facsimile: (404) 237 3168

Mark Rossi

By:
Name:
Title:
Address:
717 Fifth Avenue, Suite 1100
New York, NY 10022
Facsimile: (212) 826 6798

The Sama Partnership

By Alicia Sama Rodriguez
General Partner

By:
Name:
Title:
Address:
2100 Gulf Boulevard, #1201
South Padre Island, TX 78597
Facsimile: (303) 417 7142